Exhibit 99.1

DowDuPont Stockholders Approve Reverse Stock Split, Board of Directors Determines Reverse Stock Split Ratio
Reverse Stock Split Intended to Increase the Market Price of DowDuPont Common Stock in Connection with the Separation of the Agriculture Business

Expected to Become Effective Immediately After
the Separation of the Agriculture Business

WILMINGTON, Del., May 23, 2019 - DowDuPont Inc. (NYSE: DWDP) announced at today’s Special Meeting of Stockholders that its stockholders approved a reverse stock split of the company’s common stock. With approximately 2 billion eligible votes cast, stockholders voted approximately 97 percent in favor of the reverse stock split. Stockholders approved the reverse stock split at a ratio of not less than 2-for-5 and not greater than 1-for-3, with an exact ratio as may be determined by the Board of Directors.

DowDuPont also announced that after receiving stockholder approval in favor of the reverse stock split, its Board of Directors established a reverse stock split ratio of one (1) new share of DowDuPont common stock for three (3) shares of current DowDuPont common stock. The reverse stock split is expected to occur on June 1, 2019. As such, if the reverse stock split is completed, then stockholders will receive one (1) new share of DowDuPont common stock for every three (3) shares of DowDuPont common stock held on June 1, 2019. Stockholders will receive cash in lieu of any fractional shares of DowDuPont common stock. The price of each new share of DowDuPont common stock is expected to increase so that a stockholder would have fewer but higher priced shares. The reverse stock split will not have any impact on the voting and other rights of stockholders and will have no impact on the company’s business operations or any of its outstanding indebtedness.

The reverse stock split is intended to increase the market price of DowDuPont’s common stock in connection with the company’s intended distribution of all of the shares of common stock of its wholly owned subsidiary, Corteva, Inc., which holds the company’s Agriculture Business, to the holders of the company’s common stock on a pro rata basis (the “Corteva Distribution”).

The company confirmed that it will change its name from “DowDuPont Inc.” to “DuPont de Nemours, Inc.,” doing business as “DuPont,” on June 1 in connection with the intended Corteva Distribution. The company’s common stock is expected to trade on the New York Stock Exchange (NYSE) under the ticker symbol “DD” beginning on June 3, 2019.

About DowDuPont
DowDuPont (NYSE: DWDP) is a holding company comprised of the future Corteva Agriscience™ and DuPont, which are expected to separate on June 1, 2019, creating two strong, independent, publicly traded companies in the agriculture and specialty products sectors, respectively. Each will lead their industry through productive, science-based innovation to meet the needs of customers and help solve global challenges. DowDuPont completed the separation of the Materials Science business through the spin-off of Dow Inc. (NYSE: Dow) on April 1, 2019. For more information, please visit us at www.dow‑dupont.com.

Cautionary Statement Regarding Forward Looking Statements
This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” and similar expressions and variations or negatives of these words.

Forward-looking statements by their nature address matters that are, to varying degrees, uncertain, including statements about the Corteva Distribution. Forward-looking statements, including those related to DowDuPont’s ability to complete, or to make any filing or take any other action required to be taken to complete, the Corteva Distribution, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Forward-looking statements also involve risks and uncertainties, many of which that are beyond DowDuPont’s control. Some of the important factors that could cause DowDuPont’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) ability and costs to achieve all the expected benefits from the Corteva Distribution and the April 1, 2019 distribution by DowDuPont of all of the shares of common stock of Dow Inc. on a pro rata basis to the holders of DowDuPont common stock (the “Dow Distribution”); (ii) restrictions under intellectual property cross license agreements entered into or to be entered into in connection with the Corteva Distribution and the Dow Distribution; (iii) ability to receive third-party consents required under the Separation Agreement entered into in connection with the Corteva Distribution and the Dow Distribution; (iv) non-compete restrictions under the Separation Agreement entered into in connection with the Corteva Distribution and the Dow Distribution; (v) the incurrence of significant costs in connection with the Corteva Distribution and the Dow Distribution , including increased costs from supply, service and other arrangements that, prior to the Dow Distribution, were between entities under the common control of DowDuPont; (vi) risks outside the control of DowDuPont which could impact the decision of the DowDuPont Board of Directors to proceed with the Corteva Distribution, including, among others, global economic conditions, instability in credit markets, declining consumer and business confidence, fluctuating commodity prices and interest rates, volatile foreign currency exchange rates, tax considerations, other challenges that could affect the global economy, specific market conditions in one or more of the industries of the businesses proposed to be separated, and changes in the regulatory or legal environment and the requirement to redeem $12.7 billion of DowDuPont notes if the Corteva Distribution is abandoned or delayed beyond May 1, 2020; (vii) potential liability arising from fraudulent conveyance and similar laws in connection with the Corteva Distribution and/or the Dow Distribution; (viii) disruptions or business uncertainty, including from the Corteva Distribution, could adversely impact DowDuPont’s business or financial performance and its ability to retain and hire key personnel; (ix) uncertainty as to the long-term value of DowDuPont common stock; (x) potential inability to access the capital markets; (xi) uncertainties related to share buybacks including board approval and costs, time and ability to complete; and (xii) risks to DowDuPont’s business, operations and results of operations from: the availability of and fluctuations in the cost of feedstocks and energy; balance of supply and demand and the impact of balance on prices; failure to develop and market new products and optimally manage product life cycles; ability, cost and impact on business operations, including the supply chain, of responding to changes in market acceptance, rules, regulations and policies and failure to respond to such changes; outcome of significant litigation, environmental matters and other commitments and contingencies; failure to appropriately manage process safety and product stewardship issues; global economic and capital market conditions, including the continued availability of capital and financing, as well as inflation, interest and currency exchange rates; changes in political conditions, including trade disputes and retaliatory actions; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, natural disasters and weather events and patterns which could result in a significant operational event for DowDuPont, adversely impact demand or production; ability to discover, develop and protect new technologies and to protect and enforce DowDuPont’s intellectual property rights; failure to effectively manage acquisitions, divestitures, alliances, joint ventures and other portfolio changes; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks are and will be more fully discussed in DowDuPont’s current, quarterly and annual reports and other filings made with the U.S. Securities and Exchange Commission, in each case, as may be amended from time to time in future filings with the SEC. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on DowDuPont’s or Corteva’s consolidated financial condition, results of operations, credit rating or liquidity. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. DowDuPont assumes no obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” (Part I, Item 1A) of DowDuPont’s 2018 Annual Report on Form 10-K as modified by DowDuPont’s 2019 quarterly reports on Form 10-Q and current reports on Form 8-K.

Contact Information:

DuPont Media:
Dan Turner
+1 302-996-8372
daniel.a.turner@dupont.com

DuPont Investor Relations:
Lori Koch
+1 302-999-5631
lori.d.koch@dupont.com

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